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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sunoco, Inc., a Pennsylvania corporation, do and each of them does, hereby constitute and appoint Thomas W. Hofmann, Jack L. Foltz and Joseph P. Krott, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Sunoco, Inc. Form 10-K for the year ending December 31, 1999 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 2nd day of March, 2000.

s/ROBERT H. CAMPBELL                   s/JAMES G. KAISER
Robert H. Campbell                     James G. Kaiser
Chairman of the Board, Chief           Director
  Executive Officer and Director
(Principal Executive Officer)          s/ROBERT D. KENNEDY
                                       Robert D. Kennedy
s/RAYMOND E. CARTLEDGE                 Director
Raymond E. Cartledge
Director                               s/JOSEPH P. KROTT
                                       Joseph P. Krott
s/JOHN G. DROSDICK                     Comptroller
John G. Drosdick                       (Principal Accounting Officer)
President, Chief Operating
 Officer and Director                  s/NORMAN S. MATTHEWS
                                       Norman S. Matthews
s/MARY JOHNSTON EVANS                  Director
Mary Johnston Evans
Director                               s/R. ANDERSON PEW
                                       R. Anderson Pew
s/THOMAS P. GERRITY                    Director
Thomas P. Gerrity
Director                               s/WILLIAM F. POUNDS
                                       William F. Pounds
s/ROSEMARIE B. GRECO                   Director
Rosemarie B. Greco
Director                               s/G. JACKSON RATCLIFFE
                                       G. Jackson Ratcliffe
s/THOMAS W. HOFMANN                    Director
Thomas W. Hofmann
Vice President & Chief Financial       s/ALEXANDER B. TROWBRIDGE
  Officer                              Alexander B. Trowbridge
(Principal Financial Officer)          Director